Exhibit10.2

                  The Sherwood Group, Inc.

                  10 Exchange Place Centre

                   Jersey City, NJ 07302









                                       December 19, 1995


The Sherwood Group, Inc.
Attention: Mr. James H. Lynch, Jr.
Chairman of the Board of Directors
10 Exchange Place Centre
Jersey City, NJ 07302-3913
Dear Mr. Lynch:

   This letter shall serve to confirm in writing that I hereby choose to exercise The Second Option of the First
Employment Agreement between The Sherwood Group, Inc.
and myself.  Kindly acknowledge your receipt and acceptance.

                                   Very truly yours,

                                   Arthur Kontos